NEW VALLEY







October 1, 2014

New Valley LLC, the real estate subsidiary of Vector Group Ltd. (NYSE: VGR), owns real estate and 70% of Douglas Elliman, the largest residential brokerage firm in the New York metropolitan area, as well as a minority stake[1] in numerous real estate investments.

NEW VALLEY REAL ESTATE INVESTMENTS[1]

New Valley has invested approximately $150 million, as of June 30, 2014, in a broad portfolio of domestic and international real estate projects in the United States, the Caribbean and Europe.

New Valley Investment & Development Portfolio[1]



Apartments/Condominiums
Real estate held for sale, net
Maryland Portfolio
(Baltimore County)
New York Investments
Escena master planned community, Palm Springs
ST Apartment Portfolio
(Houston, Phoenix, San Pedro, Stamford)
8701 Collins Ave
Miami Beach



CHELSEA
UNION SQUARE
GREENWICH VILLAGE
WEST VILLAGE
TRIBECA
LOWER EAST SIDE
East River
Hudson River
QUEENS

New Valley's New York Real Estate Investments[1]

1. **The Marquand** Upper East Side
2. **10 Madison Square Park West** Flatiron District/NoMad
3. **The Whitman** Flatiron District/NoMad
4. **11 Beach Street** TriBeCa
5. **20 Times Square** Times Square
6. **101 Murray Street** TriBeCa
7. **160 Leroy Street** Greenwich Village
8. **PUBLIC Chrystie House** Lower East Side
9. **25-19 43rd Avenue** Long Island City
10. **Queens Plaza** Long Island City
11. **Park Lane Hotel** Central Park South

International Investments[1]

- **Milanosesto Holdings** *Milan, Italy*
- **Hotel Taiwana** *St. Barthélemy*
- **Coral Beach and Tennis Club** *Bermuda*

DOUGLAS ELLIMAN

- Largest residential real estate brokerage firm in New York metropolitan area and fourth-largest in United States.
- Closings of $16.6 billion for the twelve months ended June 30, 2014; Douglas Elliman has more than 5,000 agents and 70 offices throughout the New York metropolitan area, South Florida and Beverly Hills.
- Strategic Marketing Partnership with *Yahoo!-Zillow®* Real Estate Network that provides advertising exclusivity for Douglas Elliman's listings.
- Recently announced an alliance with Knight Frank— the largest independent residential brokerage in the United Kingdom— to jointly market high-end properties, providing a network with 400 offices across 52 countries with 20,000 agents.
- Pro-Forma Adjusted Revenues and Pro-Forma Adjusted EBITDA of Douglas Elliman of $503.3 million[2] and $54.7 million[2], respectively, for the LTM period ended June 30, 2014.

EXECUTIVE MANAGEMENT

Howard M. Lorber
President and Chief Executive Officer

Richard J. Lampen
Executive Vice President

J. Bryant Kirkland III
Vice President, Treasurer and Chief Financial Officer

Marc N. Bell
Vice President, Secretary and General Counsel

Bennett P. Borko
Executive Vice President of New Valley Realty division

Dorothy Herman
President and Chief Executive Officer of Douglas Elliman

COMPANY HIGHLIGHTS

- Executive offices in Manhattan and Miami
- Employs approximately 700 people

Douglas Elliman Closings



$8.6B
$11.5B
$11.1B
$12.4B
$14.9B
$16.6B
2009
2010
2011
2012
2013
PF2014
LTM June 30, 2014

New Valley Pro-Forma Adjusted Revenues LTM June 30, 2014[2]



Real Estate Brokerage Commissions
Property Sales
Property Management
Other
$9M
$29M
$37M
$546M
$471M

New Valley Pro-Forma Adjusted EBITDA[2]



$20.2M
$20.6M
$51.3M
$61.0M
PF2011
PF2012
PF2013
PF2014
LTM June 30, 2014

[1] For the percentage of each real estate project owned, please refer to the "Summary of Real Estate Investments" section of Item 2 - Management's Discussion and Analysis of Financial Condition and Results of Operations - located on page 54 of Vector Group Ltd.'s Form 10-Q for the quarterly period ended June 30, 2014 (Commission File Number 1-5759).

[2] Douglas Elliman's Revenues were $493M and Douglas Elliman's net income was $51M for the twelve months ended June 30, 2014. New Valley's net income for the periods presented was approximately $13M, $16M, $59M and $65M, for the periods presented, respectively. New Valley's revenues for LTM June 30, 2014 were $314.2M. Pro-forma Adjusted EBITDA and Pro-forma Adjusted Revenues are non-GAAP financial measures that are presented assuming the Company's acquisition of the additional 20.59% interest in Douglas Elliman Realty LLC, and the related purchase accounting adjustments, occurred prior to beginning of each period presented. For a reconciliation of Pro-forma Adjusted EBITDA to net income and Pro-forma Adjusted Revenues to revenues, please see Vector Group Ltd.'s Form 8-K filed on October 6, 2014 (Commission File Number 1-5759). New Valley's Pro-Forma Adjusted EBITDA does not include an allocation of Vector Group Ltd.'s Corporate and Other Expenses of $15M, $13.1M, $13.6M and $18.4M, for the periods presented, respectively.

Contact: Emily Deissler of Sard Verbinnen & Co (212) 687-8080

www.newvalley.com